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                                                                   Exhibit 10.31


                               FIRST AMENDMENT TO
                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS


         THIS FIRST AMENDMENT TO PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS ("Amendment") is entered into at San Diego, California as of February 12, 2002, between H. G. FENTON COMPANY, a California corporation which acquired title as
H. G. Fenton Material Company ("Seller"), and BIOSITE INCORPORATED, a Delaware corporation ("Buyer"), with reference to the following

                                R E C I T A L S:

         A. Seller and Buyer are the parties to a Purchase Agreement and Escrow Instructions dated as of December 7, 2001 ("Agreement"), relating to that certain real property consisting of approximately 34.7 gross acres in the Carroll Canyon area of San Diego, California ("Land"). Initially capitalized terms not otherwise defined in this Amendment have the same meanings as in the Agreement, as previously amended. Pursuant to the Agreement, the parties have established Escrow No. 51943-PM with Stewart Title of California, Inc. as Escrow Holder.

         B. The Contingency Date under the Agreement was the later to occur of (i) December 14, 2001, or (ii) ten (10) Business Days after Buyer's receipt of the CC&Rs. Buyer received the CC&Rs with all exhibits thereto on February 4, 2002, with the result that the initially established Contingency Date became February 13, 2002. The parties now wish to extend the Contingency Date by two days.

         THE PARTIES AGREE:

         1. EXTENSION OF CONTINGENCY DATE. The parties agree that Paragraph 2.1.16 of the Agreement shall be amended to read in its entirety as follows:

                  "CONTINGENCY DATE" means February 15, 2002.

         2.       OTHER MATTERS OF AGREEMENT.

                  (a) This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one instrument.

                  (b) Except to the extent modified hereby, all provisions of the Agreement shall remain in full force and effect.


SELLER:                                        BUYER:

H. G. FENTON COMPANY, a California             BIOSITE INCORPORATED, a Delaware
corporation                                    corporation

By                                             By
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Its                                            Its
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By                                             By
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Its                                            Its
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